EXHIBIT 10.5

HEALTHWAREHOUSE.COM, INC.

CONVERTIBLE NOTE
SUBSCRIPTION AGREEMENT

This Agreement, dated as of April __, 2009, is made and entered into between HealthWarehouse.com, Inc., a Delaware corporation (the “Company”), and [___________________] (the “Investor”). This Agreement is entered into in contemplation of the consummation of a share exchange transaction (the “Exchange Transaction”) as a result of which (i) the Company will become a wholly-owned subsidiary of a publicly-traded shell company (“Pubco”), and (ii) the outstanding shares of capital stock of the Company will be exchanged for outstanding shares of common stock of Pubco (the “Post-Exchange Common Stock”). It is contemplated that as a result of the Exchange Transaction, the former stockholders of the Company will own approximately 85% of Pubco’s Post-Exchange Common Stock on a fully-diluted basis (and including the shares which may be issued to the Investor pursuant to the “Securities” as hereafter defined). This Agreement sets forth the terms under which the Investor will purchase from the Company a Convertible Promissory Note in the principal amount of $[_________] in the form attached hereto (the “Note” or the “Securities”) for a purchase price of $[__________] (the “Purchase Price”) as set forth below.  Upon closing of the Exchange Transaction (the “Exchange Date”), Pubco (as successor to the Company) will assume the Company’s rights and obligations under this Agreement.

NOTICE TO INVESTOR: THE SECURITIES PURCHASED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY BE NOT OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR EXEMPTION THEREFROM. FURTHER RESTRICTIONS ON TRANSFERABILITY OF THE SECURITES ARE CONTAINED IN THIS AGREEMENT.

1.           Subscription.  Subject to the terms of this Agreement, the Investor hereby subscribes for the Securities, and will tender the Purchase Price in the form of a certified check or bank check or wired funds payable to “HealthWarehouse.com, Inc.” as set forth in Section 1.1 below:

1.1           On or before the date hereof, the Investor will pay the $[___________] Purchase Price, which will be deposited into a segregated account at JP Morgan Chase Bank, ABA# 044000037 Account #2918186699 (the “Segregated Account”), and will be issued the Note. The Company agrees that such funds will be held by the Company in the Segregated Account and will not be used by the Company for any purpose until the Exchange Transaction is consummated. If the Exchange Transaction is consummated, the funds in the Segregated Account will be automatically and immediately released to the Company for use. If the Exchange Transaction is not consummated by May 15, 2009, the Company will return such funds to Investor with interest within five (5) business days after May 15, 2009, and this Agreement shall be automatically terminated and cancelled.

1.2           The Company agrees, not later than ninety (90) days after the Exchange Date, to file a registration statement (the “Registration Statement”) covering the public resale of all the shares of Post-Exchange Common Stock issuable pursuant to conversion of the Note (the “Conversion Shares” or the “Registrable Shares”), and to use its best efforts to cause the Registration Statement to be declared effective by the U.S. Securities and Exchange Commission as soon as practicable thereafter. The Company will use its best efforts to keep the Registration Statement continuously effective under the Securities Act of 1933, as amended (the “1933 Act”), until the one year anniversary of the date Pubco files a “jumbo” current report on Form 8-K describing the Exchange Transaction (which is to be filed within four (4) business days of the Exchange Date).  Upon the effectiveness of the Registration Statement and conversion of the Note, the Investor may request that the Company remove the restrictive legend from the Registrable Shares; provided such Registrable Shares are registered and sold pursuant to an effective registration statement.

1.3           If the Registration Statement is not filed within ninety (90) days after the Exchange Date, as the Investor’s exclusive remedy, the Company shall pay to the Investor an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the Purchase Price paid by the Investor for the Securites. The parties to this Agreement have agreed that the precise amount of damages in such circumstances would be extremely difficult to calculate accurately and believe that such amount is a reasonable estimate under the circumstances existing at this time. Notwithstanding anything herein to the contrary, if the Regisration Statement is not filed or filed later than (90) days after the Exchange Date as a result of a material act or omission by the Investor, the Company shall not be liable to pay liquidated damages to the Investor that otherwise would result on account of such non-filing or delayed filing.

2.           Representations and Warranties of Investor. The Investor is making the following representations, warranties and agreements with the intent that they be relied upon in determining his suitability to purchase the Securities, and the Investor agrees that such representations, warranties and agreements shall survive the date of this Agreement and his purchase of the Securities. Investor hereby represents and warrants to, and agrees with, the Company, and each of its officers, directors, persons who control the Company and affiliates of the foregoing, as follows:

2.1           The Investor has signed and properly and fully completed the Investor Qualification Statement attached to this Agreement. All of the answers, statements and information set forth in the Investor Qualification Statement are true and correct.

2.2           The Investor is (i) if a natural person, at least twenty-one (21) years of age, and (ii) a bona fide permanent resident of and is domiciled in the state shown in the address line of the Investor’s signature page to this Agreement, and has no present intention of becoming a resident of any other state or jurisdiction.

2.3           The Investor has read and fully considered the sections entitled “Risk Factors” and “Notices to Investors” in the Company’s Confidential Private Placement Memorandum dated March 26, 2009 (which, together with the exhibits to such memorandum, and all supplements to such memorandum, is referred to as the “Memorandum” in this Agreement).

2.4           The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision, and is not utilizing any other person to be the Investor’s representative in connection with evaluating such merits and risks.

2.5           The Investor is acquiring the Securities for his own account, for investment purposes only, and not with a view toward the resale, resyndication, distribution, subdivision or fractionalization thereof, and has no present intention of selling or transferring or otherwise distributing the same. The Investor has no need for liquidity in this investment, has the ability to bear the economic risk of this investment, at the present time and in the foreseeable future, can afford a complete loss of this investment, and this investment constitutes an appropriate investment for and is not in violation of any investment restrictions (whether by statute, contract or otherwise) binding upon the Investor.

2.6           In making an investment in the Securities, the Investor acknowledges that no oral representations or warranties have been made to the Investor. The Investor has received and carefully read a copy of the Memorandum. In making the decision to invest in the Securities, the Investor has relied solely on the information in the Memorandum. The Investor has been advised that no person is authorized to give any information or make any statement not contained in the Memorandum, and that any information or statement not contained therein must not be relied upon as having been authorized by the Company, its officers, directors, affiliates or persons who control the Company.

2.7           The Investor is aware that all documents, records and books pertaining to this investment are available at the offices of the Company at 100 Commerce Blvd., Cincinnati, OH 45140, and acknowledges that all documents, records and books pertaining to this investment requested by the Investor have been made available to the Investor and the persons the Investor has retained, if any, to advise him with respect to this investment, and the Investor and such persons have been supplied with such additional information concerning this investment as has been requested.

2.8           The Investor has been given the opportunity to discuss his investment in, and the operation of, the Company with the Company’s management and has been given all information that the Investor has requested and which the Investor deems relevant to his decision to invest in the Company. The Investor has consulted such legal, financial and tax advisers as have been necessary to evaluate the merits and risks of this investment. The Investor acknowledges and is aware that the Company has a limited financial and operating history.

2.9           The Investor agrees that the Securities (including any interest therein) will not be sold or otherwise disposed of by the Investor unless either (i) the sale or other disposition will be pursuant to a registration statement under 1933 Act, and any applicable securities laws of any state or other jurisdiction; or (ii) the Investor shall have notified the Company in writing of any desire on the part of the Investor to sell or dispose of all or part of the such Securities and of the manner and terms of the proposed transaction, and the Company shall have been advised in writing by counsel acceptable to it that no registration of such Securities under the 1933 Act, or the rules and regulations then in effect thereunder, or any applicable state securities laws, is required in connection with the proposed sale or other disposition. Except as provided in Section 1.3, the Investor acknowledges that the Company is under no obligation whatsoever in connection with any such registration or exemption. The Investor acknowledges that all certificates evidencing ownership of the Securities, or any replacement thereof, shall bear an appropriate legend to the effect that the securities evidenced by such certificate or instruments are subject to these terms.

2.10           All information provided by the Investor to the Company is true and correct in all respects as of the date hereof, and if there should be any material change in such information either prior to the Company accepting the Investor’s subscription or thereafter, the Investor will immediately furnish such revised or corrected information to the Company.

2.11           The Investor understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities and that the Company is relying on the truth and accuracy of the representations warranties and agreements made by him in offering the Securities for sale to him without having first registered the same under the 1933 Act.

2.12           The Investor represents that he has not distributed the Memorandum to anyone other than his personal advisers for their review on his behalf, and that no one other than his personal advisers have used the Memorandum for any purpose.

2.13           The Investor acknowledges that there have been no representations, guarantees or warranties made to him by the Company, its officers, directors, controlling persons, agents or employees or any other person, expressly or by implication, with respect to the amount of or type of consideration, profit or loss (including tax benefits) to be realized, if any, as a result of his investment.

3.           Indemnification. The Investor agrees to indemnify and hold harmless the Company and its directors and officers, their affiliates or anyone acting on behalf of the Company from and against any and all damages, losses, costs and expenses (including reasonable attorneys, fees) which they may incur by reason of the failure of Investor to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Investor herein, or in any document provided by the Investor to the Company.

4.           Transferability. The Investor agrees that he shall not transfer or assign this Agreement or any interest herein, and any such transfer or assignment purported to be made shall be null and void and of no effect. Pursuant to the Exchange Transaction, the Company will transfer and assign this Agreement and any interest herein to Pubco.

5.           General Provisions.

5.1           This Agreement constitutes the entire agreement between the parties and supersedes and cancels any other agreement, or representation or communication other than the Memorandum, whether oral or written, between the parties relating to the transactions contemplated herein or the subject matter hereof.

5.2           This Agreement may be executed in more than one counterpart which shall, in the aggregate, be deemed to be the original instrument and agreement between the parties, and copies signed and transmitted electronically in a form readable by the recipient or by facsimile are as binding as if the original was signed in person.

5.3           Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to any party hereto by any other party hereto shall be, unless otherwise required by law, in writing and deemed duly served and given when actually received either (i) in an electronic form readable by the recipient, or (ii) when delivered by facsimile, or (iii) when delivered by hand, by recognized express delivery services or via the United States mail, certified or registered, return, receipt requested, postage prepaid, addressed to the Company at its principal offices at 100 Commerce Blvd., Cincinnati, OH 45140, and to the Investor at its address as set forth on the signature page to this Agreement or otherwise transmitted to the Company from time to time.

5.4           No term hereof may be changed, waived, discharged or terminate orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

5.5           The headings in this Agreement are for the purposes and convenience of reference only and shall not be deemed to constitute a part hereof.

5.6           This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without reference to its principles of conflict of laws. Any action to enforce the terms of this Agreement shall be brought in a court of competent jurisdiction located in Hamilton County, Ohio.

5.7           The benefits of this Agreement shall inure, and the obligations of this Agreement shall be binding upon, the personal representatives, heirs, legatees, permitted successors and assigns of the parties hereto.

5.8           The Investor agrees that the Investor may not cancel, terminate, or revoke this Agreement or any agreement of the Investor made hereunder.

5.9           Except as otherwise provided in this Agreement, each party to this Agreement shall pay any and all fees and expenses that such party may incur in connection with the negotiation, execution and closing of the transactions contemplated by this Agreement.

(Signatures start on next page)

HEALTHWAREHOUSE.COM, INC.
SUBSCRIPTION AGREEMENT
SIGNATURE PAGE

IN WITNESS WHEREOF, the Investor has executed this Subscription Agreement on the date indicated below.

NAME of Subscriber (print/type)	NAME of Subscriber (print/type)

Authorized SIGNATURE of Subscriber	Authorized SIGNATURE of Subscriber

Address	Address

City State Zip	City State Zip

Home Telephone	Home Telephone

Business Telephone	Business Telephone

Social Security Number	Social Security Number

Date Signed: ________________________	Date Signed: ________________________

If the Investor is a corporation, partnership, trust or other entity, or is otherwise acting as a fiduciary, the name and capacity (title) of the individual executing this Agreement on the Investor’s behalf should be printed or typed below the signature.

PLEASE SUPPLY THE FOLLOWING INFORMATION:

Manner in which title is to be held; (Check one)

___ Individual Ownership	___ Partnership*

___ Individual Retirement Account	___ Trust *

___ Qualified Retirement Plan	___ Corporation*

___ Other:	___ Limited Liability Company*

(Please indicate)

*
In the case of a partnership, state names of all partners and attach a copy of the partnership agreement. In the case of a corporation, attach a copy of the articles of incorporation together with the resolution of the board of directors authorizing this investment. In the case of a limited liability company, attach a copy of the articles of organization and operating agreement and a copy of any required member or manager resolutions authorizing this investment. In the case of a trust, attach a copy of the trust agreement.

ACCEPTANCE

HealthWarehouse.com, Inc. hereby accepts and agrees to be bound by the foregoing subscription subject to the terms and conditions hereof as of the date indicated below.

HEALTHWAREHOUSE.COM, INC.

By:

Name:

Title:

Date Signed: